Summary Prospectus Supplement	February 8, 2024

Putnam VT Government Money Market Fund
Summary Prospectus dated April 30, 2023

Effective immediately, the last paragraph in the section Risks is replaced in its entirety with the following:

The fund may not achieve its goal, and is not intended to be a complete investment program. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.

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